Exhibit (s)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period December 1, 2008 through March 1, 2009.

Dated: November 19, 2008

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period December 1, 2008 through March 1, 2009.

Dated: November 19, 2008

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period December 1, 2008 through March 1, 2009.

Dated: November 19, 2008

/s/ Michael E. Nugent
Michael E. Nugent

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period December 1, 2008 through March 1, 2009.

Dated: November 19, 2008

/s/ Michael Bozic
Michael Bozic

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period December 1, 2008 through March 1, 2009.

Dated: November 19, 2008

/s/ Joseph J. Kearns
Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period December 1, 2008 through March 1, 2009.

Dated: November 19, 2008

/s/ Fergus Reid
Fergus Reid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Amy R. Doberman, Randy Takian, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof during the period December 1, 2008 through March 1, 2009.

Dated: November 19, 2008

/s/ James F. Higgins
James F. Higgins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period December 1, 2008 through March 1, 2009.

Dated: November 19, 2008

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period December 1, 2008 through March 1, 2009.

Dated: November 19, 2008

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period December 1, 2008 through March 1, 2009.

Dated: November 19, 2008

/s/ Frank L. Bowman
Frank L. Bowman

Appendix A:

Fund:	Filing:

Morgan Stanley Convertible Securities Trust	Post-Effective Amendment No. 28 and 29 to Form N-1A
Morgan Stanley European Equity Fund Inc.	Post-Effective Amendment No. 25 and 26 to Form N-1A
Morgan Stanley Flexible Income Trust	Post-Effective Amendment No. 23 and 24 to Form N-1A
Morgan Stanley Fundamental Value Fund	Post-Effective Amendment No. 8 and 9 to Form N-1A
Morgan Stanley FX Series Fund	Post-Effective Amendment No. 3 and 4 to Form N-1A
Morgan Stanley High Yield Securities Inc.	Post-Effective Amendment No. 36 and 37 to Form N-1A
Morgan Stanley Income Trust	Post-Effective Amendment No. 27 and 28 to Form N-1A
Morgan Stanley Institutional Fund Trust	Post-Effective Amendment No. 88 and 89 to Form N-1A
Morgan Stanley Institutional Liquidity Funds	Post-Effective Amendment No. 8 and 9 to Form N-1A
Morgan Stanley International Fund	Post-Effective Amendment No. 13 and 14 to Form N-1A
Morgan Stanley International Value Equity Fund	Post-Effective Amendment No. 11 and 12 to Form N-1A
Morgan Stanley Liquid Asset Fund Inc.	Post-Effective Amendment No. 48 and 49 to Form N-1A
Morgan Stanley Mid Cap Growth Fund	Post-Effective Amendment No. 31 and 32 to Form N-1A
Morgan Stanley Mid-Cap Value Fund	Post-Effective Amendment No. 9 and 10 to Form N-1A
Morgan Stanley Mortgage Securities Trust	Post-Effective Amendment No. 27 and 28 to Form N-1A
Morgan Stanley Pacific Growth Fund Inc.	Post-Effective Amendment No. 25 and 26 to Form N-1A
Morgan Stanley Prime Income Trust	Post-Effective Amendment No. 16 and 17 to Form N-2
Morgan Stanley S&P 500 Index Fund	Post-Effective Amendment No. 17 and 18 to Form N-1A
Morgan Stanley Value Fund	Post-Effective Amendment No. 13 and 14 to Form N-1A
Morgan Stanley Institutional Fund Inc.	Initial Form N-14, Pre-Effective Amendment No. 1 and 2 to Form N-14
Morgan Stanley Institutional Fund of Hedge Funds LP	Amendment Nos. 9, 10 and 11 to Form N-2
Morgan Stanley Global Long/Short Fund A	Post-Effective Amendment Nos. 1, 2 and 3 to Form N-2
Morgan Stanley Global Long/Short Fund P	Post-Effective Amendment Nos. 1, 2 and 3 to Form N-2
Alternative Investment Partners Absolute Return Fund	Post-Effective Amendment Nos. 8, 9 and 10 to Form N-2
Alternative Investment Partners Absolute Return Fund STS	Post-Effective Amendment Nos. 9, 10 and 11 to Form N-2
Alternative Investment Partners Absolute Return Fund II A	Post-Effective Amendment Nos. 1, 2 and 3 to Form N-2
Alternative Investment Partners Absolute Return Fund II P	Post-Effective Amendment Nos. 1, 2 and 3 to Form N-2